UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On November 5, 2013, the Board of Directors (the “Board”) of The Middleby Corporation, a Delaware corporation (the “Company”), appointed Sarah Palisi Chapin to serve as a member of the Board and compensation committee of the Board until the Company’s next annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal.

    Ms. Chapin will participate in the compensation arrangements for nonemployee members of the Board described in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on April 4, 2013.

    A copy of the press release issued by the Company on November 7, 2013, regarding Ms. Chapin’s appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02(d) disclosure.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	The Middleby Corporation press release dated November 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: November 7, 2013	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Middleby Corporation press release dated November 7, 2013.